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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549
                  __________________________________

                               FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): June 14, 1999

           American Gaming & Entertainment, Ltd.
   ____________________________________________________________
        (Exact Name of Registrant as Specified in Charter)


                             Delaware
   ____________________________________________________________
                (State or Other Jurisdiction of
                 Incorporation or Organization)


   0-19049                                        74-2504501
  ______________________________________________________________
  (Commission                                    (IRS Employer
   File Number)                               Identification No.)


           One Woodland Avenue, Paramus, New Jersey 07652
  _______________________________________________________________
              (Address of Principal Executive Offices)

 Registrant's telephone number, including area code:  (609) 822-8505
                                                       _____________

                           Not Applicable
  ________________________________________________________________
           (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)



                                1 of 5


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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 4.  Changes in Registrant's Certifying Accountant
         _____________________________________________

On June 14, 1999, the Registrant appointed Mintz Rosenfeld & Company LLC as the Company's independent public accountants and such firm accepted such appointment effective as of that date. Mintz Rosenfeld had not been previously engaged by the Company. The Company also notified Deloitte & Touche LLP that the Company was changing accountants as of such date. The change of accountants was approved by the Audit Committee of the Board of Directors of the Company and the Board of Directors of the Company.

The reports of Deloitte & Touche LLP on the Company's for the fiscal years ended December 31, 1997 and 1998 contained disclaimers of opinion because of the possible material effects of the Company's recurring losses, negative working capital, available cash, stockholders' deficiency, defaults under the Company's debt agreements, uncertainties relating to the liquidation of certain of the Company's subsidiaries, uncertainties relating to the bankruptcy of, and charges relating to affiliates of, the Company's major stockholder and creditor. For the fiscal years ended December 31, 1997 and 1998 and the subsequent interim period, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in its audit report.

The Company requested Deloitte & Touche LLP to furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. Such letter, which does not indicate any disagreement with the foregoing statements, is attached as Exhibit 1 to this Form 8-K.



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Item 7.     Financial Statements and Exhibits
            _________________________________

(a)     Exhibits

Exhibit Number     Description

1 Letter dated June 21, from Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  American Gaming & Entertainment, Ltd.
                                  _____________________________________
                                              (Registrant)

DATE:     June 21, 1999


                                  By:     J. DOUGLAS WELLINGTON
                                     _______________________________
                                          J. DOUGLAS WELLINGTON
                                          President and Chief Executive
                                          Officer and
                                          Principal Accounting Officer


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EXHIBIT INDEX

Exhibit Number     Description                                     Page

1                  Letter dated June 21, from Deloitte & Touche
                   LLP to the Securities and Exchange Commission.     5